Metropolitan West Funds
Summary Prospectus

MetWest Floating Rate Income Fund

I Share Class – MWFLX

M Share Class – MWFRX

July 29, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.mwamllc.com/literature.php. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated July 29, 2013, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-FR_0713

INVESTMENT OBJECTIVE

The Floating Rate Income Fund (the “Fund”) seeks primarily to maximize current income, with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class M	Class I
Shareholder Fees

(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses[1]	1.50%	1.50%

Total Annual Fund Operating Expenses	2.30%	2.05%

Fee Waiver and/or Expense Reimbursement[2]	(1.45)%	(1.40)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.85%	0.65%

1 Based on estimated amounts for the current fiscal year.

2 Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expense to 0.85% for Class M shares and 0.65% for Class I shares, respectively. For purposes of the expense limitation, operating expenses do not include interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. The Adviser may recoup reduced fees and expenses within three years, subject to any applicable expense limit at the time of recoupment. This contract will remain in place until July 31, 2014. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M	$87	$579
Class I	$66	$507

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. We expect the Fund’s portfolio of these investments to produce a floating rate of income over time. These investments may include, but are not limited to, any combination of the following items: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) fixed-rate loans or debt, such as corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities, with respect to which the Fund has entered into derivative instruments that have the effect of converting the fixed-rate interest payments into floating-rate interest payments; and (iv) writing credit derivatives, which would give the Fund exposure to the credit of a single issuer or an index. The market value of written credit derivatives would count toward the 80% test specified above. The Fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. Debt instruments include convertible or preferred securities that produce income.

The portfolio managers may consider many factors in purchasing and selling investments for the Fund, such as a fundamental analysis of the issuer, the credit quality of the issuer and collateral for the investment, capital structure, leverage, operating results for the issuer and the business outlook for the issuer, industry or broader economy.

The Fund’s investments may have any credit quality without limitation, including investments rated below investment grade. Under current market conditions, a substantial portion of the Fund’s portfolio will consist of leveraged loans rated below investment grade or unrated. These investments will have credit risks similar to high yield securities, which are commonly referred to as “junk bonds.”

The Fund may invest up to 20% of its assets in fixed income securities with respect to which the Fund has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Those fixed income securities may include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities.

The Fund’s portfolio securities may have any duration or maturity.

The Fund may invest in securities of foreign issuers, including issuers located in emerging markets. Under normal conditions, the Fund will invest at least 80% of its net assets in loans and other securities of U.S. issuers or issuers with their primary operations, assets or management activities in the U.S. (including limited purpose controlled affiliates outside of the U.S. that borrow or issue securities primarily for the benefit of their U.S. parent companies or affiliates).

Up to 15% of the Fund’s net assets may be invested in illiquid securities.

The Fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest

Summary Prospectus

or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The Fund may invest up to 10% of its net assets in common stocks or other equity securities. In addition, the Fund may acquire and hold those securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Fund may buy or sell options or futures on a security or an index of securities, buy or sell options on futures or enter into credit default swaps and interest rate or foreign currency transactions, including swaps and forward contracts (which are commonly known as derivatives). The Fund may use derivatives for hedging purposes, but is not required to do so, as well as to increase the total return on its portfolio investments.

PRINCIPAL RISKS

Because the Fund holds investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio holdings increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk. The risk that returns from the investments held by the Fund will underperform returns from the general securities markets or other types of securities.

Interest Rate Risk. The risk that investments held by the Fund will decline in value because of changes in interest rates.

Issuer/Credit Risk. The risk that an issuer will default on payment of principal and/or interest on a bond or other fixed-income security. The financial strength of an issuer may decline after the Fund purchases its security. A default or increased risk of default can reduce the value of the Fund’s investment.

High Yield Risk. The Adviser expects to invest in high yield and unrated securities, which are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. In addition, the issuers of high yield securities may default in the payment of principal and/or interest on the security, resulting in loss of the Fund.

Loan Risks. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value, have wide bid-ask spreads and may be illiquid. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale.

Distressed Investment Risks. A security held by the Fund (or the issuer of that security) may become distressed after the Fund’s investment. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives and Swaps Risks. The risk that changes in the value of a derivative may be volatile and may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested. Swaps also involve the risks that the counterparty may default and the potential lack of liquidity.

Leverage Risk. The risk that leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk either by segregating an equal amount of liquid assets or by “covering” the transactions that introduce such risk through the use of off-setting or hedging transactions.

Foreign Securities Risk. The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets. Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

Equities Risk. The risk that equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Some loans held by the Fund may also experience delayed settlement, which can impair the ability of the

Fund pay redemptions or to re-invest proceeds, or may require the Fund to borrow to meet redemptions.

Senior Loan Risks. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund invests are usually rated below investment grade. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate the Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.

Second Lien Loan Risks. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation a full calendar year, performance (including total return) and financial information will be presented. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Steve Kane – CFA, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

Laird Landmann – Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since its inception.

Jamie Farnham – Managing Director and Director of Credit Research of the Adviser, has been a member of the team managing the Fund since its inception.

Jerry Cudzil – Managing Director of the Adviser, has been a member of the team managing the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor.

PURCHASE MINIMUMS FOR EACH SHARE CLASS

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment

Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

TAX INFORMATION

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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